INTERNATIONAL EQUITY PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

INTERNATIONAL EQUITY PORTFOLIO

SUPPLEMENT DATED SEPTEMBER 21, 2012 TO SUMMARY PROSPECTUS DATED APRIL 1, 2012

IMPORTANT INFORMATION REGARDING UPCOMING REORGANIZATION

You previously received a Summary Prospectus supplement dated August 17, 2012 (the “Prior Supplement”) notifying you of the reorganization of the International Equity Portfolio of Northern Institutional Funds (the “Acquired Fund”) into the International Equity Fund of Northern Funds. The reorganization is expected to take effect on or about November 9, 2012 (the “Reorganization Date”), and shareholders may purchase, exchange and/or redeem shares of the Acquired Fund up to the close of business (4:00 p.m. Eastern time) on the Reorganization Date.

Except as modified by this supplement, the Prior Supplement remains in full force and effect.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT IEP (9/12)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS